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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):  July 10, 2000



                             PITT-DES MOINES, INC.
             (Exact name of registrant as specified in its charter)

 Commonwealth of Pennsylvania           1-5259             25-0729430
(State or other jurisdiction of      (Commission          (IRS Employer
       incorporation)                File Number)     Identification Number)

   1450 Lake Robbins Drive, Suite 400, The Woodlands, Texas      77380
(Address of principal executive offices)                      (Zip Code)


   Registrant's telephone number, including area code:  (281) 765-4600


               3400 Grand Avenue, Pittsburgh, Pennsylvania, 15225
                (Former address, changed since last 8-K report)
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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company's press release dated July 10, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        99.1  Press Release dated July 10, 2000 (filed herewith)

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PITT-DES MOINES, INC.



                                     By:  /s/  R. A. Byers
                                          _______________________
                                          R. A. Byers
                                          Vice President, Finance
                                          and Chief Financial Officer


Dated:  July 11, 2000

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